THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                     Lincoln Life Variable Annuity Account N
                Lincoln New York Account N for Variable Annuities

                                ChoicePlus Suite
                               ChoicePlus II Suite
                           ChoicePlus Assurance Suite
                                ChoicePlus Design

                   Supplement to the April 30, 2008 Prospectus

This Supplement outlines changes to certain provisions of your Lincoln ChoicePlus variable annuity prospectus. It is for informational purposes and requires no action on your part.

The Contracts - Asset Allocation Models. This section of your prospectus is deleted and replaced in its entirety with the following:

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge for participating in a model.

Certain living benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are:

The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.

The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.

The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.

The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.

The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Dated: June 30, 2008.



                Please keep this Supplement for future reference.